Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned Directors of Pacific Gas and Electric Company (the “Company”) hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his or her attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his or her capacity as such Director of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

Each of the undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, we have signed these presents this 18th day of December, 2013.

/s/ Richard C. Kelly
David R. Andrews	Richard C. Kelly

/s/ Lewis Chew	/s/ Roger H. Kimmel
Lewis Chew	Roger H. Kimmel

/s/ C. Lee Cox	/s/ Richard A. Meserve
C. Lee Cox	Richard A. Meserve

/s/ Anthony F. Earley, Jr.	/s/ Forrest E. Miller
Anthony F. Earley, Jr.	Forrest E. Miller

/s/ Fred J. Fowler
Fred J. Fowler	Rosendo G. Parra

/s/ Maryellen C. Herringer	/s/ Barbara L. Rambo
Maryellen C. Herringer	Barbara L. Rambo

/s/ Christopher P. Johns	/s/ Barry Lawson Williams
Christopher P. Johns	Barry Lawson Williams

POWER OF ATTORNEY

Christopher P. Johns, the undersigned, President of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as President (principal executive officer) of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys-in-fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 18th day of December, 2013.

/s/ Christopher P. Johns
Christopher P. Johns

POWER OF ATTORNEY

Dinyar B. Mistry, the undersigned, Vice President, Chief Financial Officer, and Controller of Pacific Gas and Electric Company (the “Company”), hereby constitutes and appoints HYUN PARK, LINDA Y.H. CHENG, CHRISTINE M. DESANZE, KATHLEEN M. HAYES, DOREEN A. LUDEMANN, and ROBIN J. REILLY, and each of them, as his attorneys-in-fact with full power of substitution and resubstitution to sign and file with the Securities and Exchange Commission in his capacity as Vice President, Chief Financial Officer, and Controller (principal financial officer and principal accounting officer) of the Company:

(A)	a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission relating to the offering and sale by the Company of an indeterminate principal amount of debt securities (the “Registration Statement”), and

(B)	any and all amendments, supplements, and other filings or documents related to such Registration Statement.

The undersigned hereby ratifies all that said attorneys in fact or any of them may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have signed these presents this 18th day of December, 2013.

/s/ Dinyar B. Mistry
Dinyar B. Mistry